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                                                                     EXHIBIT 1.1



                         WELLS FARGO AUTO TRUST [___-_]

               [$____________] [___%] CLASS A-1 ASSET BACKED NOTES

               [$____________] [___%] CLASS A-2 ASSET BACKED NOTES

               [$____________] [___%] CLASS A-3 ASSET BACKED NOTES

               [$____________] [___%] CLASS A-4 ASSET BACKED NOTES

               [$____________] [___%] CLASS B ASSET BACKED NOTES

               [$____________] [___%] CLASS C ASSET BACKED NOTES




                    Wells Fargo Auto Receivables Corporation

                                    (SELLER)

                         FORM OF UNDERWRITING AGREEMENT
                                                                      [___, ___]

To:
[____________________],
as Representative of the several
Underwriters named in Schedule II hereto

c/o [____________________]
[____________________]
[____________________]


Ladies and Gentlemen:

          1. Introductory. Wells Fargo Auto Receivables Corporation (the "Seller") has previously filed a registration statement with the Securities and Exchange Commission relating to the issuance and sale from time to time of up to [$___________] of asset backed notes and/or asset backed certificates. The Seller proposes to cause WELLS FARGO AUTO TRUST [___-_] (the "Trust") to issue and sell to the underwriters listed on Schedule I hereto (the "Underwriters") [$___________] principal amount of its [___%] Class A-1 Asset Backed Notes (the "Class A-1 Notes"), [$_________] principal amount of its [____%] Class A-2 Asset Backed Notes (the "Class A-2 Notes"), [$__________] principal amount of its [_____%] Class A-3 Asset Backed Notes (the "Class A-3 Notes"), [$____________] principal amount of its [_____%] Class A-4 Asset Backed Notes (the "Class A-4 Notes"), [$__________] principal amount of its [____%]

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Class B Asset Backed Notes (the "Class B Notes") and [$__________] principal amount of its [___%] Class C Asset Backed Notes (the "Class C Notes" and together with the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes, the "Notes"). The Trust will also issue Certificates (the "Certificates" and together with the Notes, the "Securities") which will be retained by the Seller. The assets of the Trust will include, among other things, a pool of prime, motor vehicle retail installment sale contracts (the "Receivables") secured by new and used automobiles and light trucks financed thereby (the "Financed Vehicles"), and certain monies received thereunder after [_____] (the "Cutoff Date"), and the other property and the proceeds thereof to be conveyed to the Trust pursuant to the Sale and Servicing Agreement to be dated as of [____] (as amended and supplemented from time to time, the "Sale and Servicing Agreement") among Wells Fargo Auto TRUST [___-_] (the "Trust"), the Seller and Wells Fargo Bank, N.A. ("Wells Fargo"), as servicer (the "Servicer"). Pursuant to the Sale and Servicing Agreement, the Seller will sell the Receivables to the Trust and the Servicer will service the Receivables on behalf of the Trust. In addition, pursuant to the Administration Agreement to be dated as of [_______] (as amended and supplemented from time to time, the "Administration Agreement") among the Trust, Wells Fargo and the Trustee, the Servicer will agree to perform certain administrative tasks on behalf of the Trust imposed on the Trust under the Indenture. The Notes will be issued pursuant to the Indenture to be dated as of [_____] (as amended and supplemented from time to time, the "Indenture"), between the Trust and [_______________________] (the "Indenture Trustee"). The Seller will form the Trust pursuant to an Amended and Restated Trust Agreement (as amended and supplemented from time to time, the "Trust Agreement") to be dated as of [____] between the Seller and [_______________], as owner trustee (the "Owner Trustee"). The Certificates, each representing a fractional undivided interest in the Trust, will be issued pursuant to the Trust Agreement.

          The Receivables were originated or acquired by Wells Fargo. Wells Fargo will sell the Receivables to the Seller pursuant to the terms of the Purchase Agreement (as amended and supplemented from time to time, the "Loan Purchase Agreement") dated as of [______] between the Seller and Wells Fargo.

          Capitalized terms used and not otherwise defined herein shall have the meanings given them in the preliminary prospectus or, if not defined therein, as defined in the Sale and Servicing Agreement. As used herein, the term "Basic Documents" refers to the Sale and Servicing Agreement, Administration Agreement, Indenture, Trust Agreement, Loan Purchase Agreement, the letter agreement in the form of Exhibit A hereto (as amended and supplemented from time to time, the "Letter Agreement") and Note Depository Agreement. [Anything Else?]

          2. Representations and Warranties of the Seller. The Seller represents and warrants to and agrees with the Underwriters that:

          (a) A registration statement on Form S-3 (No. 333-________), including a form of prospectus and such amendments thereto as may have been required to the date hereof, relating to the Notes has been filed with the Securities and Exchange Commission (the "Commission") and has become effective. Such registration statement, as amended as of the date of the Agreement is hereinafter referred to as the "Registration Statement," and the prospectus


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included in such Registration Statement, as supplemented to reflect the terms of the Notes as first filed with the Commission after the date of this Agreement pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Securities Act of 1933, as amended (the "Act"), including all material incorporated by reference therein, is hereinafter referred to as the "Prospectus;" a "preliminary prospectus" means any form of prospectus, including any prospectus supplement, relating to the Notes used prior to date of this Agreement that is subject to completion; the "Base Prospectus" means the base prospectus dated [_______, ____] included in the Prospectus; the "Prospectus Supplement" means the prospectus supplement dated the date hereof included in the Prospectus.

          (b) On the effective date of the Registration Statement, such registration statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission promulgated under the Act (the "Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of this Agreement the Registration Statement and the preliminary prospectus conform, and at the time of the filing of the Prospectus in accordance with Rule 424(b), the Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes or will include any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The preceding sentence does not apply to statements in or omissions from such documents based upon written information furnished to the Seller by the Representative specifically for use therein, it being understood that the only such information consists of the Underwriters' Information (as defined in Section 7(f)).

          (c) The Notes are "asset backed securities" within the meaning of, and satisfy the requirements for use of, Form S-3 under the Act.

          (d) The documents incorporated by reference in the Registration Statement and Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder.

          (e) Each of the Seller and Wells Fargo is a corporation or a national banking association, as applicable, duly organized, validly existing and in good standing under the laws of its respective state of incorporation or [formation], as applicable, is duly qualified to transact business in each jurisdiction in which it is required to be so qualified and has all necessary licenses, permits and consents to conduct its business as presently conducted and as described in the Prospectus and to perform its obligations under the Basic Documents.

          (f) This Agreement and the Letter Agreement has been duly authorized, executed and delivered by the Seller and Wells Fargo, as applicable. Each of the Basic Documents to which it is a party (other than the Letter Agreement) has been duly authorized and, when executed and delivered by the Seller and Wells Fargo, will constitute a valid and binding

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agreement of each of the Seller and Wells Fargo, enforceable against the Seller and Wells Fargo in accordance with its terms, subject as to the enforcement of remedies (x) to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally and (y) to general principles of equity (regardless of and whether the enforcement of such remedies is considered in a proceeding in equity or at law).

          (g) Neither the Seller nor Wells Fargo is in breach or violation of any credit or security agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound, or in violation of any applicable law, statute, regulation or ordinance or any governmental body having jurisdiction over it, which breach or violation would have a material and adverse effect on its ability to perform its obligations under this Agreement or any of the Basic Documents, in each case, to which it is a party.

          (h) Other than as contemplated by this Agreement or as disclosed in the Prospectus, there is no broker, finder or other party that is entitled to receive from the Seller, Wells Fargo or any affiliate thereof or the Underwriters, any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

          (i) Neither Wells Fargo nor the Seller has entered into, nor will it enter into, any contractual arrangement with respect to the distribution of the Notes, except for this Agreement.

          (j) The Trust is not an "investment company" and is not required to be registered as an "investment company," as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

          (k) As of the Closing Date (as defined below), the representations and warranties of the Seller and Wells Fargo, in each of its capacities under each of the Basic Documents, to which it is a party will be true and correct in all material respects as of the date of such representation or warranty was given and each such representation and warranty is so incorporated herein by this reference.

          (l) The Seller has filed the preliminary prospectus supplement relating to the Notes pursuant to and in accordance with Rule 424(b).

          (m) The Certificates, when duly and validly executed by the Owner Trustee, authenticated and delivered in accordance with the Trust Agreement, and delivered to and paid for pursuant hereto will be validly issued and outstanding and entitled to the benefits of the Trust Agreement.

          (n) The Trust's assignment of the Collateral to the Trustee pursuant to the Indenture will vest in the Trustee, for the benefit of the Noteholders, a first priority perfected security interest therein, subject to no other outstanding Lien.

          (o) The Notes, when duly and validly executed by the Trustee, authenticated

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and delivered in accordance with the Indenture, and delivered and paid for pursuant hereto will be enforceable in accordance with their terms, subject as to enforceability to the effects of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (whether in a proceeding at law or in equity).

          (p) Neither the execution, delivery or performance of any of the Basic Documents by the Seller, or Wells Fargo, nor the issuance, sale and delivery of the Notes or Certificates, nor the fulfillment of the terms of the Notes or Certificates, will conflict with, or result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the By-laws of the Seller, or Wells Fargo, any material indenture or other material agreement or instrument to which the Seller, or Wells Fargo is a party or by which either of them or their properties is bound or result in a violation of or contravene the terms of any statute, order or regulation applicable to the Seller, or Wells Fargo of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Seller, or Wells Fargo, or will result in the creation of any lien upon any material property or assets of the Seller, or Wells Fargo (other than pursuant to the Basic Documents).

          (q) There are no legal or governmental proceedings pending to which the Seller or Wells Fargo is a party or of which any of its properties is the subject, which if determined adversely to the Seller or Wells Fargo would individually or in the aggregate have a material adverse effect on the financial position, shareholders' equity or results of operations of either of them; and to the best of the Seller's or Wells Fargo's knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

          (r) No consent, license, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance of the Notes and Certificates or sale of the Notes or the consummation of the other transactions contemplated by this Agreement or the Basic Documents, except such as have been duly made or obtained.

          (s) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change, or any development which could reasonably be expected to result in a material adverse change, in or affecting the financial position, shareholders' equity or results of operations of the Seller or Wells Fargo, or the Seller's or Wells Fargo's ability to perform its obligations under this Agreement or any of the Basic Documents to which it is a party.

          (t) Any taxes, fees and other governmental charges owed by Wells Fargo, the Seller, the Trust or the Servicer due on or prior to the Closing Date (including, without limitation, sales taxes) in connection with the execution, delivery and issuance of this Agreement, the Basic Documents and the Securities have been or will have been paid at or prior to the Closing Date.

          (u) The Receivables transferred by Wells Fargo to the Seller are chattel paper as defined in the Uniform Commercial Code as in effect in the State of [California]. The

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Receivables transferred by the Seller to the Trust are chattel paper as defined in the Uniform Commercial Code as in effect in the [State of California].

          (v) Under generally accepted accounting principles, (i) Wells Fargo will report its transfer of the Receivables transferred by it to the Seller pursuant to the Loan Purchase Agreement as a sale of the Receivables for financial accounting purposes and (ii) the Seller will report its transfer of the Receivables to the Trustee pursuant to the Sale and Servicing Agreement as a sale of the Receivables for financial accounting purposes.

          (w) Immediately prior to the transfer thereof to the Seller pursuant to the Loan Purchase Agreement, Wells Fargo is the sole owner of all right, title and interest in, and has good and marketable title to the Receivables and the other property to be transferred to the Seller. Wells Fargo, pursuant to the Loan Purchase Agreement, is transferring to the Seller ownership of the Receivables, the security interest in the Financed Vehicles securing the Receivables and the proceeds of each of the foregoing, and, immediately prior to the transfer thereof to the Trust, the Seller will be the sole owner of all right, title and interest in, and will have good and marketable title to, the Receivables and the other property to be transferred by it to the Trust. The assignment of the Receivables, all documents and instruments relating thereto and all proceeds thereof to the Trust, pursuant to the Loan Purchase Agreement and the Sale and Servicing Agreement, vests in the Trust all interests which are purported to be conveyed thereby, free and clear of any liens, security interests or encumbrances.

          (x) Immediately prior to the transfer of the Receivables to the Seller, the Seller's interest in the Receivables and the proceeds thereof shall be perfected upon the filing of UCC-1 financing statements (the "Financing Statements") in the offices specified in Schedule I and there shall be no unreleased statements affecting the Receivables filed in such offices other than the Financing Statements. If a court concludes that the transfer of the Receivables from Wells Fargo to the Seller is a sale, the interest of the Seller in the Receivables and the proceeds thereof will be perfected upon the filing of the Financing Statements in the office of the Secretary of State of the [State of California]. If a court concludes that such transfer is not a sale, the Loan Purchase Agreement and the transactions contemplated thereby constitute a grant by Wells Fargo to the Seller of a valid security interest in the Receivables and the proceeds thereof, which security interest will be perfected upon the filing of the Financing Statements in the office of the Secretary of State of the [State of California]. No filing or other action, other than the filing of the Financing Statements in the office of the Secretary of State of the [State of California] referred to above, is necessary to perfect and maintain the interest or the security interest of the Seller in the Receivables and the proceeds thereof against third parties.

          (y) Immediately prior to the transfer of the Receivables to the Trust, the Trust's interest in the Receivables and the proceeds thereof shall be perfected upon the filing of the Financing Statements and there shall be no unreleased statements affecting the Receivables filed in such offices other than the Financing Statements. If a court concludes that the transfer of the Receivables from the Seller to the Trust is a sale, the interest of the Trust in the Receivables and the proceeds thereof will be perfected upon the filing of the Financing Statements in the office of the Secretary of State of the [State of California]. If a court concludes that such transfer

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is not a sale, the Sale and Servicing Agreement and the transactions contemplated thereby constitute a grant by the Seller to the Trust of a valid security interest in the Receivables and the proceeds thereof, which security interest will be perfected upon the filing of the Financing Statements in the office of the Secretary of State of the [State of California]. No filing or other action, other than the filing of the Financing Statements in the office of the Secretary of State of the [State of California] referred to above and any related continuation statements, is necessary to perfect and maintain the interest or the security interest of the Trust in the Receivables and the proceeds thereof against third parties.

          (z) The Trust Agreement need not be qualified under the Trust Indenture Act of 1939, as amended.

          (aa) The Indenture has been qualified under the Trust Indenture Act of 1939, as amended.

          3. Purchase, Sale and Delivery of the Notes. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Seller agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Seller, the principal amount of each class of Notes set forth opposite the name of such Underwriter on Schedule II hereto at a purchase price equal to "Price %" as specified on Schedule III hereto, plus accrued interest from [________, ___].

          The Seller will deliver the Notes to the Underwriters, against payment of the purchase price to or upon the order of the Seller by wire transfer or check in Federal (same day) Funds, at the office of Sidley & Austin, [____________________], at 10:00 a.m., New York time on [ __, ___], or at such other time not later than seven full business days thereafter as the Underwriters and the Seller agree in writing, such time being herein referred to as the "Closing Date." The Notes to be so delivered will be initially represented by one or more Notes registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the Notes will be represented by book entries on the records of DTC and participating members thereof. Definitive Notes will be available only under the limited circumstances specified in the Basic Documents.

          4. Offering by Underwriter. It is understood that, after the Registration Statement becomes effective, the Underwriters propose to offer the Notes for sale to the public (which may include selected dealers), on the terms set forth in the Prospectus.

          5. Covenants of the Seller. The Seller covenants and agrees with the Underwriters that:

          (a) The Seller will file the Prospectus, properly completed, with the Commission pursuant to and in accordance with subparagraph (2) (or, if applicable and if consented to by the Representative, subparagraph (5)) of Rule 424(b) no later than the second business day following the date it is first used. The Seller will advise the Representative


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promptly of any such filing pursuant to Rule 424(b).

          (b) The Seller will advise the Representative promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will not effect such amendment or supplementation without the consent of the Representative, which consent shall not be unreasonably withheld or delayed; and the Seller will advise the Representative promptly of any amendment or supplementation of the Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (c) If, at any time when a prospectus relating to the Notes is required to be delivered by an Underwriter or dealer either (i) any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading, or (ii) for any other reason it shall be necessary to amend or supplement the Prospectus to comply with the Act, the Seller promptly will notify the Representative of such event and promptly will prepare, at their own expense, an amendment or supplement which will correct such statement or omission. Neither the Representative's consent to, nor the Underwriters' distribution of any amendment or supplement to the Prospectus shall constitute a waiver of any of the conditions set forth in
Section 6 hereof.

          (d) The Seller will, so long as delivery of a prospectus by an underwriter or dealer is required by the Act, furnish to the Underwriters copies of any preliminary prospectus, the Prospectus, the Registration Statement and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representative requests.

          (e) The Seller will take all actions which are necessary to arrange for the qualification of the Notes for offering and sale under the laws of such jurisdictions as the Representative designates and will continue such qualifications in effect so long as required under such laws for the distribution of the Notes; provided, however, that in no event shall the Seller be obligated to qualify as a foreign corporation or to execute a general or unlimited consent or take any action that would subject it to service of process in any such jurisdiction.

          (f) The Seller shall, at all times upon request of the Representative or its advisors, or both, from the date hereof through the Closing Date, (i) make available to the Underwriters or its advisors, or both, prior to acceptance of its purchase, such information (in addition to that contained in the Registration Statement and the Prospectus) concerning the offering, the Seller and any other relevant matters as they possess or can acquire without unreasonable effort or expense, including any and all documentation requested in connection with its due diligence efforts regarding information in the Registration Statement and the Prospectus and in order to evidence the accuracy or completeness of any of the conditions contained in this Underwriting Agreement and (ii) provide the Underwriters or its advisors, or

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both, prior to acceptance of its subscription, the opportunity to ask questions of, and receive answers from, the Seller and Wells Fargo with respect to such matters.

          (g) The Seller will cause the Trust to make generally available to Noteholders, as soon as practicable, but no later than sixteen months after the date hereof, an earnings statement of the Trust covering a period of at least twelve consecutive months beginning after the later of (i) the effective date of the registration statement relating to the Notes and (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of this Agreement and, in each case, satisfying the provisions of Section 11(a) of the Act (including Rule 158 promulgated thereunder).

          (h) Until the retirement of the Notes, the Seller will deliver to the Representative the annual statements of compliance and the annual independent certified public accountants' reports furnished to the Trustee pursuant to the Basic Documents, as soon as such statements and reports are furnished to the Trustee.

          (i) So long as any of the Notes are outstanding, the Seller will furnish to the Representative (i) as soon as practicable after the end of the fiscal year all documents required to be distributed to Noteholders or filed with the Commission on behalf of the Trust pursuant to the Exchange Act, or any order of the Commission thereunder and (ii) from time to time, any other information concerning the Seller or Wells Fargo as the Representative may reasonably request only insofar as such information relates to the Registration Statement or the Prospectus or the transactions contemplated by the Basic Documents.

          (j) On or before the Closing Date, the Seller shall cause the computer records of the Seller and Wells Fargo relating to the Receivables to show the ownership by the Owner Trustee on behalf of the Trust of the Receivables, and from and after the Closing Date neither the Seller nor Wells Fargo shall take any action inconsistent with the ownership by the Owner Trustee on behalf of the Trust of such Receivables, other than as permitted by the Sale and Servicing Agreement.

          (k) To the extent, if any, that any of the ratings provided with respect to the Notes by the rating agency or agencies that initially rate any of the Notes are conditional upon the furnishing of documents or the taking of any other actions by the Seller or Wells Fargo on or prior to the Closing Date, one of the Seller or Wells Fargo shall furnish such documents and take any such other actions. A copy of any such document shall be provided to the Representative at the time it is delivered to the rating agencies.

          (l) The Seller will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the printing and filing of the documents (including the Registration Statement and the Prospectus), (ii) the preparation, issuance and delivery of the Notes to the Underwriters, (iii) the fees and disbursements of the Seller's and Wells Fargo's counsel (including without limitation, local counsel in the [State of California]) and accountants,
(iv) the qualification of the Notes under state securities laws, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and


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in connection with the preparation of any blue sky or legal investment survey, if any is requested, (v) the printing and delivery to the Underwriters of copies of the Registration Statement and the Prospectus and each amendment thereto,
(vi) the fees and reasonable expenses of the Underwriters (other than its counsel), (vii) the fees and reasonable expenses of counsel to the Underwriters in an amount not to exceed $100,000, (viii) any fees charged by rating agencies for the rating of the Notes, (ix) the fees and expenses of the Trustee and its counsel and (x) the fees and expenses of the Owner Trustee, the Trust and each of their counsel.

          6. Conditions of the Obligations of the Underwriters. The obligations of the Underwriters to purchase and pay for the Notes will be subject to the accuracy, as of the date hereof and as of the Closing Date, of the representations and warranties on the part of the Seller herein, to the accuracy of the written statements of officers of the Seller and Wells Fargo made pursuant to the provisions of this Section, to the performance by the Seller of its obligations hereunder and to the following additional conditions precedent:

          (a) The Representative shall have received a letter, dated the date hereof, of [________], confirming that such accountants are independent public accountants within the meaning of the Act and the Rules and Regulations, and substantially in the form of the drafts to which the Representative has previously agreed and otherwise in form and substance satisfactory to the Representative and counsel for the Underwriters (i) regarding certain numerical information contained in the Prospectus and (ii) relating to certain agreed-upon procedures.

          (b) The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) hereof. On or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Seller, shall be contemplated by the Commission.

          (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the Receivables or particularly the business or properties of the Trust, the Seller or Wells Fargo which, in the sole discretion of the Representative, materially impairs the investment quality of the Notes; (ii) any downgrading in the rating of any securities of Wells Fargo by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any such debt securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York, NASDAQ National Market or American Stock Exchanges, or any setting of minimum or maximum prices for trading on such exchange; (iv) any suspension of trading of any securities of Wells Fargo on any exchange, the NASDAQ National Market or in the over-the-counter market; (v) any banking moratorium declared by Federal or New York authorities; or (vi) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war or national emergency by Congress, or any other substantial national or international calamity or emergency or materially adverse change in general economic, political or financial conditions

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having an effect on the U.S. financial markets if, in the sole judgment of the
Representative, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

          (d) On the Closing Date, each of the Basic Documents and the Securities shall have been duly authorized, executed and delivered by the parties thereto, shall be in full force and effect and no default shall exist thereunder, and the Owner Trustee shall have received a fully executed copy thereof or, with respect to the Notes, a conformed copy thereof. The Basic Documents and the Securities shall be substantially in the forms heretofore provided to the Representative.

          (e) The Representative shall have received an opinion of Sidley & Austin, special counsel to the Seller and Wells Fargo, dated the Closing Date, satisfactory in form and substance to the Representative, to the effect that:

            (i) The Trust has been duly formed and is validly existing in good standing under the laws of the state of New York, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus.

            (ii) This Agreement and the Letter Agreement are the legal, valid and binding obligation of the Seller and Wells Fargo, respectively. The Basic Documents to which it is a party have been duly authorized, executed and delivered by the Trust.

            (iii) This Basic Documents (other than the Letter Agreement) to which each of the Seller, the Trust and Wells Fargo is a party are the legal, valid and binding obligation of the Seller, Wells Fargo and the Trust, enforceable against the Seller, Wells Fargo and the Trust in accordance with their terms, subject as to enforceability to the effects of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (whether in a proceeding at law or in equity).

            (iv) When the Notes have been executed, authenticated and delivered in accordance with the Indenture and paid for pursuant to this Agreement, the Notes will be validly issued and outstanding and enforceable in accordance with their terms, subject as to enforceability to the effects of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (whether in a proceeding at law or in equity).

            (v) To the best of such counsel's knowledge, there are no contracts or documents of the Seller which are required to be filed as exhibits to the

          Registration Statement pursuant to the Act or the Rules or Regulations which have not been so filed.

            (vi) The Registration Statement became effective under the Act as of [________] and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereto has been issued under the Act and no proceeding for that purpose has been instituted or threatened by the Commission.

            (vii) The Seller is not, and will not as a result of the offer and sale of the Notes as contemplated in the Prospectus and this Agreement become, an "investment company" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), or a company "controlled by" an "investment company" within the meaning of the Investment Company Act.

            (viii) The Trust Agreement need not be qualified under the Trust Indenture Act and the Trust is not required to register under the Investment Company Act.

            (ix) The Indenture has been duly qualified under the Trust Indenture Act.

            (x) The statements in the Prospectus Supplement under the headings "Summary of Terms of the Notes -- Material United States Federal Income Tax Consequences," "Material United States Federal Income Tax Consequences," "Summary of Terms -- ERISA Considerations," and "ERISA Considerations," and in the Base Prospectus under the headings "Material United States Federal Income Tax Consequences" and "ERISA Considerations," to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and accurately describe the material consequences to holders of the Notes under the Code and ERISA.

            (xi) The Registration Statement relating to the Notes as of its effective date and the Prospectus as of the date of this Agreement, and any amendment or supplement thereto, as of its date, complied as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations. Such counsel need express no opinion with respect to the financial statements, the exhibits, annexes and other financial, statistical, numerical or portfolio data, economic conditions or financial condition of the portfolio information included in or incorporated by reference into the Registration Statement relating to the Notes, the Prospectus or any amendment or supplement thereto.

            (xii) The security interest granted by the Trust to the Trustee in connection with the pledge of the Receivables from Trust to the Trustee will create a first priority perfected interest upon the filing of financing statements with the Secretary of State of the State of New York. Except as evidenced by Financing Statements filed in connection with this transaction, there are no security interests in the Receivables properly perfected by the filing of any financing statement naming the Trust as debtor in the Office of the Secretary of State of New York. Trustee's security interest in the Receivables described in the financing statement granted to Trustee by the Trust will have priority over all other security interests in the Trust's right, title and interest in the Receivables not arising in connection with this transaction that are perfected by the filing of financing statements in New York subsequent to the filing of the financing statement referenced in this clause.

            (xiii) Such counsel shall state that they have participated in the preparation of the Registration Statement and the Prospectus, and that no facts have come to their attention which cause them to believe that the Registration Statement relating to the Notes as of its effective date, and the Prospectus, as of the date of this Agreement, and any amendment or supplement thereto, as of its date when it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus on its date contained or on the Closing Date contains, any untrue statement of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such counsel need not express any view with respect to the financial, statistical or computational material included in or incorporated by reference into the Registration Statement relating to the Notes, the Prospectus or any amendment or supplement thereto.

          Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of New York and Delaware.

          (f) The Representative shall have received the opinion of Sidley & Austin dated the Closing Date, satisfactory in form and substance to the Representative and counsel for the Underwriters, regarding (1) the creation and attachment of a security interest in the Receivables (and the other Trust property, including amounts on deposit in a reserve account) with respect to the transfer of the Receivables from Wells Fargo to the Seller and the Seller to the Trust and the pledge of the Receivables (and the other Trust property, including amounts on deposit in a reserve account) from the Trust to the Trustee and (2) the perfection in the pledge of the Receivables (and the other Trust property, including amounts on deposit in a reserve account) from the Trust to the Trustee. Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of New York.

          (g) The Representative shall have received the opinion of in-house counsel to

Wells Fargo and the Seller or such other counsel acceptable to the Representative and counsel for the Underwriters, dated the Closing Date, satisfactory in form and substance to the Representative and counsel for the Underwriters to the effect that:

            (i) The Seller has been duly formed and is validly existing as a corporation in good standing under the laws of the state of its incorporation, with full corporate power and authority to own its properties and conduct its business, and is duly qualified to transact business and is in good standing in each jurisdiction in which its failure to qualify would have a material adverse effect upon the business or the ownership of its property.

            (ii) This Agreement has been duly authorized, executed and delivered by the Seller. The Basic Documents to which it is a party have been duly authorized, executed and delivered by the Seller.

            (iii) The Seller has full power and authority to sell and assign the property to be sold and assigned to the Trust by it pursuant to the Sale and Servicing Agreement and has duly authorized such sale and assignment to the Trust by all necessary corporate action.

            (iv) The Seller has duly authorized, executed and delivered the written order to the Owner Trustee to execute and deliver the Issuer Order to the Trustee.

            (v) The Seller has duly authorized, executed and delivered the written order to the Owner Trustee to execute and deliver the Certificates.

            (vi) Neither the transfer of certain of the Receivables by the Seller to the Trustee on behalf of the Trust, nor the assignment by the Seller of the Trust Estate to the Trust, nor the grant by the Trust of the security interest in the Collateral to the Owner Trustee pursuant to the Indenture, nor the execution, delivery and performance by the Seller of the Basic Documents to which it is a party, nor the consummation by the Seller of the transactions contemplated thereby will conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Seller, pursuant to the terms of the formation documents of the Seller or any statute, rule, regulation or order of any governmental agency or body, or any court having jurisdiction over the Seller or its properties, or any agreement or instrument known to me after due investigation to which the Seller is a party or by which the Seller or any of its properties is bound.

            (vii) No authorization, license, approval, consent or order of, or filing with, any court or governmental agency or authority is necessary in connection with the execution, delivery and performance of this Agreement and each of the Basic Documents to which it is a party by the Seller.

            (viii) To the best of the knowledge of such counsel, there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject, and no such proceedings are known to such counsel to be threatened or contemplated by governmental authorities or threatened by others (i) asserting the invalidity of all or any part of this Agreement or any of the Basic Documents or (ii) that could materially adversely affect the ability of the Seller to perform its obligations under any of the Basic Documents to which either is a party.

            (ix) Immediately prior to the transfer of certain of the Receivables by Wells Fargo pursuant to the Loan Purchase Agreement, Wells Fargo was the sole owner of all right, title and interest in the Receivables and the other property transferred by it to the Seller. Immediately prior to the transfer of certain of the Receivables by the Seller pursuant to the Sale and Servicing Agreement, the Seller was the sole owner of all right, title and interest in the Receivables and the other property transferred by it to the Trust.

            (x) To such counsel's knowledge, after due inquiry, there are no material legal or governmental proceedings pending or threatened against the Seller other than those disclosed in the Registration Statement and the Prospectus.

            (xi) Wells Fargo has been duly organized and is validly existing as a state bank in good standing under the laws of the [State of California], with full power and authority to own its properties and conduct its business, and is duly qualified to transact business and is in good standing in each jurisdiction in which its failure to qualify would have a material adverse effect upon the business or the ownership of its property.

            (xii) This Agreement has been duly authorized, executed and delivered by Wells Fargo. The Basic Documents to which it is a party have been duly authorized, executed and delivered by Wells Fargo.

            (xiii) Wells Fargo has full power and authority to enter into the Basic Documents to which it is a party and has duly authorized entering into such documents by all necessary corporate action.

            (xiv) Neither the execution, delivery and performance by Wells Fargo of the Basic Documents to which it is a party, nor the consummation by Wells Fargo of the transactions contemplated thereby will conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Wells Fargo, pursuant to the terms of the certificate of incorporation or the by-laws of Wells Fargo or any statute, rule, regulation or order of any governmental agency or body, or any court having jurisdiction over

          Wells Fargo or its properties, or any agreement or instrument known to me after due investigation to which Wells Fargo is a party or by which Wells Fargo or any of its properties is bound.

            (xv) To the best of the knowledge of such counsel, there are no legal or governmental proceedings pending to which Wells Fargo is a party or of which any property of Wells Fargo is the subject, and no such proceedings are known to such counsel to be threatened or contemplated by governmental authorities or threatened by others (i) asserting the invalidity of all or any part of this Agreement or any of the Basic Documents or (ii) that could materially adversely affect the ability of Wells Fargo to perform its obligations under any of the Basic Documents to which either is a party.

            (xvi) Such counsel is familiar with Wells Fargo's standard operating procedures relating to the acquisition of a perfected first priority security interest in the vehicles financed by Wells Fargo pursuant to retail installment sale contracts in the ordinary course of their business. Assuming that these standard procedures are followed with respect to the perfection of security interests in the Financed Vehicles, Wells Fargo has acquired or will acquire a perfected first priority security interests in the Financed Vehicles with respect to which it has originated Receivables sold by it to the Seller.

            (xvii) Wells Fargo has all necessary licenses required by law in connection with its performance as Servicer pursuant to the Sale and Servicing Agreement.

            (xviii) To such counsel's knowledge, there are no material legal or governmental proceedings pending or threatened against Wells Fargo other than those disclosed in the Registration Statement and the Prospectus.

            (xix) No authorization, license, approval, consent or order of, or filing with, any court or governmental agency or authority, which has not been obtained or accomplished by Seller or Wells Fargo, is necessary to be obtained or accomplished by Seller or Wells Fargo in connection with the execution, delivery and performance of this Agreement and each of the Basic Documents to which it is a party by the Seller or Wells Fargo.

          Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of Delaware and [California].

          (h) The Representative shall have received the opinion of Sidley & Austin, counsel to Wells Fargo or such other counsel acceptable to the Representative and counsel for the Underwriters, dated the Closing Date, satisfactory in form and substance to the Representative and counsel for the Underwriters to the effect that:

            (i) Such counsel shall deliver an opinion regarding [California] state tax consequences in form and substance reasonably acceptable to the Representative and counsel to the Underwriters.

            (ii) The Receivables conveyed by Wells Fargo to the Seller and by the Seller to the Trust are chattel paper as defined in the Uniform Commercial Code as in effect in the [State of California].

            (iii) If a court concludes that the transfer of the Receivables from Wells Fargo to the Seller is a sale, the interest of the Seller in the Receivables described in the Financing Statements will be perfected upon the filing of the Financing Statements in the office of the Secretary of State of the [State of California]. If a court concludes that such transfer is not a sale but instead a grant from Wells Fargo to Seller of a security interest in the Receivables, such security interest will be perfected upon the filing of the Financing Statements in the office of the Secretary of State of the [State of California]. Except as evidenced by Financing Statements filed in connection with this transaction, there are no security interests in the Receivables properly perfected by the filing of any financing statement naming Wells Fargo as debtor in the Office of the Secretary of [State of California]. Seller's security interest in the Receivables described in the Wells Fargo financing statement granted to Seller by Wells Fargo will have priority over all other security interests in Wells Fargo's right, title and interest in the Receivables not arising in connection with this transaction that are perfected by the filing of financing statements in [California] subsequent to the filing of the Wells Fargo financing statement.

            (iv) If a court concludes that the transfer of the Receivables from the Seller to the Trust is a sale, the interest of the Trust in the Receivables described in the Financing Statements will be perfected upon the filing of the Financing Statements in the office of the Secretary of State of the [State of California]. If a court concludes that such transfer is not a sale, but instead a grant from the Seller to the Trust of a security interest in the Receivables, such security interest will be perfected upon the filing of the Financing Statements in the office of the Secretary of State of the [State of California]. Except as evidenced by Financing Statements filed in connection with this transaction, there are no security interests in the Receivables properly perfected by the filing of any financing statement naming Seller as debtor in the Office of the Secretary of [State of California]. The Trust's security interest in the Receivables described in the financing statement granted to the Trust by the Seller will have priority over all other security interests in Seller's right, title and interest in the Receivables not arising in connection with this transaction that are perfected by the filing of financing statements in [California] subsequent to the filing of the Seller financing statement.

            (v) The security interest in the Receivables granted by the Trust to the Trustee will be a perfected interest upon the filing of financing statements with the Secretary of State of the [State of California]. Except as evidenced by Financing Statements filed in connection with this transaction, there are no security interests in the Receivables properly perfected by the filing of any financing statement naming the Trust as debtor in the Office of the Secretary of [State of California]. Trustee's security interest in the Receivables described in the financing statement granted to Trustee by the Trust will have priority over all other security interests in the Trust's right, title and interest in the Receivables not arising in connection with this transaction that are perfected by the filing of financing statements in [California] subsequent to the filing of the financing statement referenced in this clause.

          Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the [State of California].

          (i) The Representative shall have received an opinion addressed to it of Sidley & Austin, in its capacity as counsel to the Seller, dated the Closing Date, with respect to the creation of (x) a "true sale" or a valid and binding security interest with respect to the transfers of the Receivables from Wells Fargo to the Seller and (y) with respect to the transfer of the Receivables to the Trust, a "true sale" or a valid and binding security interest in the Receivables and the Seller shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. Such opinions shall be limited to the laws of the State of New York and United States federal law.

          (j) The Representative shall have received an opinion of [_________], counsel to the Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and counsel for the Underwriters, to the effect that:

            (i) The Trustee has been duly organized as a national banking association and is validly existing and in good standing under the laws of the United States of America.

            (ii) The Trustee has the requisite power and authority to execute, deliver and perform its obligations under the Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of the Indenture.

            (iii) The Indenture has been duly executed and delivered by the Trustee and constitutes a legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its respective terms, except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (iv) The Notes have been duly authenticated by the Trustee in accordance with the terms of the Indenture.

          Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of New York.

          (k) The Representative shall have received an opinion of [___________], counsel to the Owner Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and counsel for the Underwriters, to the effect that:

            (i) The Owner Trustee is a corporation duly incorporated and organized and validly existing under the laws of the State of New York.

            (ii) The Owner Trustee has the full corporate trust power to accept the office of owner trustee under the Trust Agreement and to enter into and perform its obligations under the Trust Agreement, the Indenture and the Sale and Servicing Agreement.

            (iii) The execution and delivery of the Trust Agreement, the Indenture and the Sale and Servicing Agreement, and the performance by the Owner Trustee of its obligations under the Trust Agreement, the Sale and Servicing Agreement and the Indenture have been duly authorized by all necessary action of the Owner Trustee and each has been duly executed and delivered by the Owner Trustee.

            (iv) The Trust Agreement constitutes the valid and binding obligations of the Owner Trustee enforceable against the Owner Trustee in accordance with its terms.

            (v) The execution and delivery by the Owner Trustee of the Trust Agreement, the Indenture and the Sale and Servicing Agreement do not require any consent, approval or authorization of, or any registration or filing with, any applicable governmental authority.

            (vi) Each of the Notes and Certificates has been duly executed and delivered by the Owner Trustee, on behalf of the Trust.

            (vii) Neither the consummation by the Owner Trustee of the transactions contemplated in the Sale and Servicing Agreement, the Indenture or the Trust Agreement nor the fulfillment of the terms thereof by the Owner Trustee will conflict with, result in a breach or violation of, or constitute a default under any law of the United States of America or the State of New York governing its banking or trust powers or the charter, by-laws or other organizational documents of the Owner Trustee.

            (viii) No approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the banking or trust powers of the Owner Trustee is required in connection with the execution and delivery by the Owner Trustee of the Trust Agreement, the Indenture or the Sale and Servicing Agreement.

          Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of New York.

          (l) The Representative shall have received an opinion of [Richards' Layton & Finger], special Delaware counsel for the Seller, dated the Closing Date, satisfactory in form and substance to the Representative and counsel for the Underwriters with respect to certain bankruptcy matters relating to the Seller.

          (m) The Representative shall have received copies of each opinion of counsel delivered to either rating agency, together with a letter addressed to the Underwriters, dated the Closing Date, to the effect that the Underwriters may rely on each such opinion to the same extent as though such opinion was addressed to each as of its date.

          (n) The Representative shall have received a certificate dated the Closing Date of the Seller, executed by any two of the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President, the Treasurer, any Assistant Treasurer, the Secretary, the principal financial officer or the principal accounting officer of the Seller, in which such officer shall state that, (i) the representations and warranties of the Seller, contained in this Agreement and the Basic Documents to which it is a party are true and correct, (ii) that the Seller, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date, and (iii) since the date of its incorporation, except as may be disclosed in the Prospectus or in such certificate, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Trust, Wells Fargo or the Seller, has occurred.

          (o) The Representative shall have received a certificate dated the Closing Date of Wells Fargo, executed by any two of the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President, the Treasurer, any Assistant Treasurer, the Secretary, the principal financial officer or the principal accounting officer of Wells Fargo in which such officer shall state that (i) the representations and warranties of Wells Fargo contained in this Agreement, the Loan Purchase Agreement and the Sale and Servicing Agreement are true and correct, (ii) that Wells Fargo has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date and (iii) since [_____________], except as may be disclosed in the Prospectus or in such certificate, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Trust, Wells Fargo or the Seller, has occurred.

          (p) The Representative shall have received evidence satisfactory to it and counsel for the Underwriters that, on or before the Closing Date, UCC-1 financing statements shall have been submitted to the Owner Trustee or Trustee, as the case may be, for filing in the appropriate filing offices reflecting (1) the transfer of the interest in the Receivables, certain other property and the proceeds thereof (A) from Wells Fargo to the Seller and (B) from the Seller to the Trust, and (2) the grant of the security interest by the Trust in the Receivables, certain other property and the proceeds thereof to the Trustee.

          (q) [The Class A-1 Notes shall be rated in the highest short-term rating category by each of Moody's and S&P, the Class A-2 Notes, Class A-3 Notes and Class A-3 Notes shall be rated "AAA" or its equivalent, in each case by Moody's and S&P, the Class B Notes shall be rated "A" or its equivalent, in each case by Moody's and S&P and the Class C Notes shall be rated in the "BBB" category or its equivalent, in each case by Moody's and S&P and neither corporation shall have placed the Notes under surveillance or review with possible negative implications.]

          (r) The Seller will provide or cause to be provided to the Representative such conformed copies of such of the foregoing opinions, certificates, letters and documents as the Representative shall reasonably request.

          7.   Indemnification and Contribution.

          (a) The Seller agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

             (i) any untrue statement or alleged untrue statement made by the Seller in Section 5 hereof,
             (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, the Basic Prospectus, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or
             (iii) the omission or alleged omission to state in the Registration
                   Statement or any amendment thereto, the Basic Prospectus, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other costs or expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Seller will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, the Basic Prospectus, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Seller by such Underwriter through the Representative specifically for use therein. The written information furnished by the Representative to the Seller consists solely of the information set forth in the [__] and [__] paragraphs under the heading "Underwriting" in the Prospectus Supplement. The indemnity provided for in this Section 6 shall be in addition to any liability which the Seller may otherwise have. The Seller will not, without the prior written consent of the Representative, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Representative or any person who controls the Representative is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent (i) includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Seller, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Seller within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Seller or any such director, officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, the Basic Prospectus, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (ii) the omission or the alleged omission to state in the Registration Statement or any amendment thereto, the Basic Prospectus any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Seller by such Underwriter through the Representative specifically for use therein, and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Seller or any such director, officer or controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or any action in respect thereof. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraph (a) or (b) of this
             Section 6, such person (for purposes of this paragraph (c), the "indemnified party") shall, promptly after receipt by such party of notice of the commencement of such action, notify the person against whom such indemnity may be sought (for purposes of this paragraph (c), the "indemnifying party"), but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 6. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense of any such action and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated in writing by the Representative in the case of paragraph (a) of this
             Section 6, representing the indemnified parties under such paragraph (a) who are parties to such action or actions), or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. All fees and expenses reimbursed pursuant to this paragraph (c) shall be reimbursed as they are incurred. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

          (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 6 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the Offering or (ii) if the allocation provided by the foregoing clause
             (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Seller on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the Offering (before deducting expenses) received by the Seller bear to the total underwriting discounts and commissions received by the Underwriters (the "Spread"). The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Seller or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Seller and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the Spread with respect to the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations, and not joint, and contributions among Underwriters shall be governed by the provisions of the [____________________] Master Agreement Among Underwriters. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Seller, each officer of the Seller who signed the Registration Statement and each person, if any, who controls the Seller within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Seller.

               8. Default of Underwriter. If any of the Underwriters default in their obligations to purchase Notes hereunder, and the aggregate principal amount of Notes that the defaulting Underwriter agreed but failed to purchase does not exceed 10% of the total principal amount of the Notes, the Underwriters may make arrangements for the purchase of such Notes by other persons including the non-defaulting Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated, in proportion to its commitment hereunder, to purchase the Notes that such defaulting Underwriter agreed but failed to purchase. If any of the Underwriters so default and the aggregate principal amount of Notes with respect to which such default or defaults occur exceeds 10% of the total principal amount of Notes and arrangements satisfactory to the Underwriters and the Seller for the purchase of such Notes by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of the Seller, except as provided in Section 9 hereof. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve the Underwriter from liability for its default.

               9. Survival of Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Seller or its officers and of the Underwriters set forth in or made pursuant to this Agreement or contained in certificates of officers of the Seller submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of the Underwriters, the Seller or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Notes. If for any reason the purchase of the Notes by the Underwriters is not consummated, the Seller shall remain responsible for the expenses to be paid or reimbursed by the Seller pursuant to
Section 5(l) and the respective obligations of the Seller, the Seller and the Underwriters pursuant to Section 7 shall remain in effect. If for any reason the purchase of the Notes by the Underwriters is not consummated (other than because of a failure to satisfy the conditions set forth in items (iii), (v) and (vi) of
Section 6(c) or a default by the Underwriters pursuant to Section 8), the Seller will reimburse the Underwriters for all out-of-pocket expenses reasonably incurred by it in connection with the offering of the Notes.

               10. Notices. Any written request, demand, authorization, direction, notice, consent or waiver shall be personally delivered or mailed certified mail, return receipt requested (or in the form of telex or facsimile notice, followed by written notice as aforesaid) and shall be deemed to have been duly given upon receipt, if sent to the Underwriters, when delivered to the Representative at 31 West 52nd Street, New York, New York 10019, Attention:
[_____________] (fax # [___________]) and if sent to the Seller when delivered to [________________________], [Attention: ___________ (Fax # ______________).]

               11. Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligations hereunder.

               12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

               13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the choice of law provisions thereof.

               14. Representation of Underwriters. The Representative will act for the several Underwriters in connection with the transactions described in this Agreement, and any action taken by Representative under this Agreement will be binding upon all the Underwriters.

               If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement among the Seller and the Underwriters in accordance with its terms.

                                      Very truly yours,

                                      WELLS FARGO AUTO RECEIVABLES CORPORATION



                                      By:_____________________________________
                                         Name:
                                         Title:



The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first written above.

[____________________]


By:__________________________________

Acting on behalf of itself and as the
Representative of the Several
Underwriters

                                   SCHEDULE I

                                     OFFICES



[California] Secretary of State

                                   SCHEDULE II

                       Initial            Initial           Initial            Initial           Initial           Initial
                      Principal          Principal         Principal          Principal         Principal         Principal
                      Balance of         Balance of         Balance of        Balance of         Balance of       Balance of
Underwriter        Class A-1 Notes    Class A-2 Notes   Class A-3 Notes    Class A-4 Notes    Class B Notes     Class C Notes
-----------        ---------------    ---------------   ---------------    ---------------    -------------     -------------
[_____________]    $                  $                 $                  $                  $                 $


Total              $                  $                 $                  $                  $                 $

                                  SCHEDULE III

                        Original
                        Principal        Investor        Investor
Security                Balance $         Price %         Price $        Price %        Price $        Rate %
--------                ---------        --------        --------        -------        -------        ------
Class A-1 Notes
Class A-2 Notes
Class A-3 Notes
Class A-4 Notes
Class B Notes
Class C Notes

Total Price to Public:     $
Total Price to Seller:     $
Underwriting Discounts
 and Commissions: $

                                    EXHIBIT A

                                                                        [______]



[____________________]
as Representative of the several Underwriters named in Schedule II hereto

c/o [____________________]
[____________________]
[____________________]



Re: Underwriting Agreement for Wells Fargo Auto TRUST [___-_], dated [____] the "Underwriting Agreement") between Wells Fargo Auto Receivables Corporation (the "Seller"), and [____________________], as representative (the "Representative") of the several underwriters (the "Underwriters").

Ladies and Gentlemen:

     Pursuant to the Underwriting Agreement, the Seller has undertaken certain financial obligations with respect to the indemnification of the Underwriters with respect to the Registration Statement, and the Prospectus described in the Underwriting Agreement. Any financial obligations of the Seller under the Underwriting Agreement, whether or not specifically enumerated in this paragraph, are hereinafter referred to as the "Joint and Several Obligations;" provided, however, that "Joint and Several Obligations" shall mean only the financial obligations of the Seller under the Underwriting Agreement (including the payment of money damages for a breach of any of the Seller's obligations under the Underwriting Agreement, whether financial or otherwise) but shall not include any obligations not relating to the payment of money.

     As a condition of its execution of the Underwriting Agreement, the Underwriters have required the undersigned, Wells Fargo & Company, the parent corporation of the Seller, to acknowledge its joint and several liability with the Seller for the payment of the Joint and Several Obligations under the Underwriting Agreement.

     Now, therefore, the Underwriters and Wells Fargo & Company do hereby agree that:

1. Wells Fargo & Company hereby agrees to be absolutely and unconditionally jointly and severally liable with the Seller to the Underwriters for the payment of the Joint and Several Obligations under the Underwriting Agreement.

2. Wells Fargo & Company may honor its obligations hereunder either by direct payment of any Joint and Several Obligations or by causing any Joint and Several Obligations to be paid to the Underwriters by the Seller or another affiliate of Wells Fargo & Company.

     Capitalized terms used herein and not defined herein shall have their respective meanings as set forth in the Underwriting Agreement.

                                  Very truly yours,

                                  WELLS FARGO & COMPANY,


                                  By:_____________________
                                     Name:
                                     Title:


[____________________]


By:______________________